UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of report: June 15, 2000
                        (Date of earliest event reported)

Commission             Registrant, State of Incorporation,    I.R.S. Employer
File Number              Address and Telephone Number         Identification No.

0-346                  Central Power and Light Company         74-0550600
                       (A Texas Corporation)
                       539 North Carancahua Street
                       Corpus Christi, Texas 78401-2802
                       (361) 881-5300

0-343                  Public Service Company of Oklahoma      73-0410895
                       (An Oklahoma Corporation)
                       212 East 6th Street
                       Tulsa, Oklahoma 74119-1212
                       (918) 599-2000

1-3146                 Southwestern Electric Power Company     72-0323455
                       (A Delaware Corporation)
                       428 Travis Street
                       Shreveport, Louisiana 71156-0001
                       (318) 673-3000

0-340                  West Texas Utilities Company            75-0646790
                       (A Texas Corporation)
                       301 Cypress Street
                       Abilene, Texas 79601-5820
                       (915) 674-7000


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GLOSSARY OF TERMS
The following abbreviations or acronyms used in this text are defined below:

Abbreviation or Acronym    Definition
AEP........................American Electric Power Company, Inc., Columbus, Ohio
AEP Merger.................Merger between AEP and CSW where CSW became a wholly owned subsidiary of AEP
CSW........................Central and South West Corporation, Dallas, Texas
Exchange Act...............Securities Exchange Act of 1934, as amended
Merger Agreement...........Agreement and Plan of Merger, dated as of December
                           21, 1997, between AEP and CSW (as amended on December
                           31, 1999)












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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

      AEP Merger
      Reference is made to CSW's Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the year ended December 31, 1999 and in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 for a discussion of the pending merger with AEP.

      On June 15, 2000, following final regulatory approval by the Securities and Exchange Commission, the AEP Merger was consummated in accordance with the terms of the Merger Agreement, by and among CSW, AEP and Augusta Acquisition
Corporation. Pursuant to the terms of the Merger Agreement, all outstanding shares of common stock, par value $3.50 per share, of CSW (other than shares owned by CSW), were converted into the right to receive 0.6 of a share of common stock, par value $6.50 per share, of AEP.

      E.R. Brooks, former Chairman and Chief Executive Officer of CSW, has become a new director of AEP. Thomas V. Shockley, III, former President and Chief Operating Officer of CSW, is joining AEP as vice chairman and as a member of its board of directors. In addition, four outside CSW directors - Dr. Donald
M. Carlton, Messrs. William R. Howell and James L. Powell and Dr. Richard L. Sandor have been elected to the AEP board.

      The AEP Merger will be treated as a pooling of interests for accounting purposes. As a result of the AEP Merger, the common stock of CSW is no longer eligible to be listed on the New York Stock Exchange or the Chicago Stock Exchange. Accordingly, CSW's common stock was delisted on those exchanges and deregistered under the Exchange Act.



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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        CENTRAL POWER AND LIGHT COMPANY

Date:  June 15, 2000

                        By:  ______________________________________
                             J. Gonzalo Sandoval
                             General Manager/President and Director


                        PUBLIC SERVICE COMPANY OF OKLAHOMA

Date:  June 15, 2000

                        By:  ______________________________________
                             T.D. Churchwell
                             President and Director


                        SOUTHWESTERN ELECTRIC POWER COMPANY

Date:  June 15, 2000

                        By:  ______________________________________
                             Michael H. Madison
                             President and Director


                        WEST TEXAS UTILITIES COMPANY

Date:  June 15, 2000

                        By:  ______________________________________
                             Paul J. Brower
                             General Manager/President and Director